                                                                  Exhibit 10(mm)

                                 FIRST AMENDMENT
                                       TO
                   CLEVELAND-CLIFFS INC NONEMPLOYEE DIRECTORS'
                   -------------------------------------------
                         SUPPLEMENTAL COMPENSATION PLAN
                         ------------------------------


                                    RECITALS
                                    --------


         WHEREAS, Cleveland-Cliffs Inc ("Company") established the Cleveland-Cliffs Inc Nonemployee Directors' Supplemental Compensation Plan ("Plan") effective July 1, 1995; and

         WHEREAS, Section 1.2 of the Plan provides that the Company may amend, suspend or terminate the Plan with the prior approval of a majority of the Directors present at a meeting of the Board of Directors, at which a "quorum" (as defined in the Regulations of the Company) is present; and

         WHEREAS, the Company desires to amend the Plan to freeze the eligibility under the Plan to only those Directors who join the Board of Directors of the Company between July 1, 1995 and December 31, 1998.

         NOW, THEREFORE, by approval of the Board of Directors of the Company, the Plan is hereby amended, effective January 1, 1999, as follows:

         1. Section 2.1 of the Plan is hereby amended to read:

                                    2.1 PARTICIPANTS. Each Director who has
                           never been an employee or officer of the Company and who first serves as a Director on or after July 1, 1995, and before January 1, 1999 (an "Outside Director") shall become a Participant in the Plan upon the completion of five years of continuous service as a Director.

         2. Except as amended by this First Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment No. 1 has been duly authorized by the Company as of November 10, 1998.


                                       CLEVELAND-CLIFFS INC



                                       By  /s/ J. S. Brinzo
                                          --------------------------------------
                                          President and Chief Executive Officer